EXHIBIT 10.56

          AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT AGREEMENT effective as of April 1, 1996 by and among

          CENTRE INVESTMENT SERVICES LIMITED, a company incorporated under the laws of Bermuda ("CIS");

          ZURICH CENTRE INVESTMENTS LIMITED, a company incorporated under the laws of Bermuda ("ZCI");

          HOME HOLDINGS INC., a company incorporated under the laws of Delaware ("Home Holdings");

          THE HOME INSURANCE COMPANY, a stock insurance company domiciled in New Hampshire ("Home");

          U.S. INTERNATIONAL REINSURANCE COMPANY, a stock re-insurance company domiciled in New Hampshire ("USIre");

          THE HOME INSURANCE COMPANY OF ILLINOIS, a stock insurance company previously domiciled in New Hampshire and subsequently merged into Home ("Home Illinois");

          THE HOME INSURANCE COMPANY OF WISCONSIN, a stock insurance company previously domiciled in New Hampshire and subsequently merged into Home ("Home Wisconsin") (Home (which now includes Home Illinois and Home Wisconsin) and USIre are hereinafter collectively referred to as the "Insurers"). (Home Holdings and the Insurers are hereinafter referred to collectively as the "Companies"); and

          ZURICH INVESTMENT MANAGEMENT, INC., a company incorporated under the laws of Delaware ("ZIM").

          WHEREAS, the INVESTMENT MANAGEMENT AGREEMENT, dated as of June 12, 1995 (the "Agreement") was entered into by and among CIS, ZCI and the Companies.

          WHEREAS, the parties desire to have ZIM be made a party to the Agreement effective as of April 1, 1996;

          WHEREAS, this Amendment No. 1 to the Agreement (the
     "Amendment") is made pursuant to Section 22 of the Agreement and is intended to permit CIS to appoint ZIM as its sub-manager to carry out certain duties and responsibilities of CIS under the Agreement as CIS may designate in its discretion;

          WHEREAS, the New Hampshire Department of Insurance (the "Department") has an interest in the full and complete performance of this Agreement by the parties hereto, and the Department has consented to this Amendment by affixing the signature of its representative;

          NOW THEREFORE, the parties hereto agree as follows:

          Section 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

          Section 2. Addition of ZIM. Effective as of April 1, 1996, ZIM shall be added as an additional party to the Agreement and shall be responsible under the Agreement for all of the duties, obligations and agreements of CIS to the same extent as CIS, including without limitation the obligations set forth in Sections 9 and 11 of the Agreement. In the discretion and at the direction of CIS, ZIM shall act as a sub-manager of CIS and shall provide funds management services according to, and in full compliance with, the terms and provisions contained in the Agreement. ZIM and CIS shall be jointly and severally liable with respect to all actions taken by ZIM in its capacity as sub-manager on behalf of CIS, under the terms and in accordance with the Agreement. ZCI hereby covenants and agrees with the Companies to ensure that ZIM will have sufficient resources adequately to perform its obligations under the Agreement.

          Section 3. Authority of Parties; No Change in Fees. Each of CIS and ZIM has all necessary corporate authority to enter into this Amendment and the Agreement and each has (and in the case of ZIM has had at all times since April 1, 1996) all regulatory power and authority to perform their respective obligations hereunder and thereunder. The fees payable by the Companies under the Agreement pursuant to Section 5 thereof shall remain the same notwithstanding the addition of ZIM as a party to the Agreement.

          Section 4. Third Party Beneficiaries. This Agreement is not intended to confer on any person other than the parties hereto any rights or remedies hereunder, except that the Commissioner of Insurance for the State of New Hampshire or his designee is granted third party beneficiary rights to enforce the Companies rights under this Agreement.

          Section 5. Notices to ZIM. Notices pursuant to Section 17 of the Agreement shall be sent to ZIM as follows:

          To ZIM:   Zurich Investment Management, Inc.
                    222 South Riverside Plaza
                    Chicago, IL 60606
                    Attention - President
                    Telephone:     (312) 537-1984
                    Telecopy No.:  (312) 537-5609

          Section 6. Status of Agreement. This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing contained herein or implied shall constitute an amendment or waiver of any other term, provision or condition of the Agreement and each of the parties by their execution hereof ratifies and confirms its rights and obligations under the Agreement as amended hereby all of which shall remain in full force and effect.

          Section 7. References to the Agreement. References in this Amendment and the Agreement and words therein of similar import, shall be deemed references to the Agreement as amended hereby and further amended from time to time in accordance with the requirements of the Agreement.

          Section 8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment, and any of the parties hereto may execute this Amendment by signing such a counterpart.

          Section 9. Effectiveness. This Amendment shall become effective as of the dates noted herein upon the execution and delivery by each party hereto of a counterpart hereof.


          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Investment Management Agreement to be effective as of the date noted above.

                                  CENTRE INVESTMENT SERVICES LIMITED

                                  By:  /s/ Shernelle Outerbridge
                                       Name: Shernelle Outerbridge
                                       Title: Vice President - Manager
                                       of Investment Operations

                                  ZURICH CENTRE INVESTMENTS LIMITED

                                  By:  /s/ Roger Thompson
                                       Name: Roger Thompson
                                       Title: Vice President

                                  HOME HOLDINGS, INC.

                                  By:  /s/ Richard H. Hershman
                                       Name: Richard H. Hershman
                                       Title:

                                  THE HOME INSURANCE COMPANY FOR
                                  ITSELF AND AS SUCCESSOR BY MERGER
                                  TO THE HOME INSURANCE COMPANY OF
                                  ILLINOIS AND THE HOME INSURANCE
                                  COMPANY OF WISCONSIN

                                  By:  /s/ Richard H. Hershman
                                       Name: Richard H. Hershman
                                       Title:

                                  U.S. INTERNATIONAL REINSURANCE
                                  COMPANY

                                  By:  /s/ Arthur D. Wilson
                                       Name: Arthur D. Wilson
                                       Title:

                                  ZURICH INVESTMENT MANAGEMENT, INC.

                                  By:  /s/ Ronald M. Cacciola
                                       Name: Ronald M. Cacciola
                                       Title: Managing Director

     Accepted and Agreed for
     the New Hampshire
     Department of Insurance:


     By: /s/ David Nichols
         David Nichols